UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004
                                                  ------------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)

 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)

                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 30, 2004, the Board of Directors of Employers Mutual Casualty Company ("EMCC") approved the Employers Mutual Casualty Company Supplemental Retirement Plan ("Plan"), which became effective October 1, 2004. The
Plan is an unfunded, nonqualified retirement plan maintained primarily for the purpose of providing additional deferred compensation for a select group of management and highly compensated employees of EMCC certain of whom also serve as executive officers of the registrant. The Employers Mutual Casualty Company Supplemental Retirement Plan is filed herewith as Exhibit 10.1.

Item 1.02  Termination of a Material Definitive Agreement.

Effective October 1, 2004, Employers Mutual Casualty Company terminated the Employers Mutual Casualty Company Excess Retirement Benefit Agreement and the Employers Mutual Casualty Company Supplemental Executive Retirement Plan. These plans are replaced with the Employers Mutual Casualty Company Supplemental Retirement Plan effective October 1, 2004.

Item 9.01  Financial Statements and Exhibits.

  (c)  Exhibits.

Exhibit Number      Description
--------------      ---------------------------------
      10.1          Employers Mutual Casualty Company
                    Supplemental Retirement Plan

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Sr. Vice President &
                                    Chief Financial Officer
January 18, 2005

                                EXHIBIT INDEX
                                -------------

Exhibit Number      Description
--------------      ---------------------------------
      10.1          Employers Mutual Casualty Company
                    Supplemental Retirement Plan